Other Assets - Summary of Other Assets (Detail) $ in Millions, $ in Millions	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)
Assets [abstract]
Tax receivable	$ 4,021.6		$ 2,325.8
Prepaid expenses	1,559.9		1,007.0
Others	1,624.0		1,553.0
Other assets, total	7,205.5		4,885.8
Current portion	4,222.4	$ 142.5	3,385.4
Noncurrent portion	2,983.1	$ 100.6	1,500.4
Other assets, total	$ 7,205.5		$ 4,885.8